Executed Version 3401146.4  September 17, 2014 UNLIMITED GUARANTY “Lender”: West Texas State Bank 1501 W. University Odessa, Texas 79764 “Borrower”: Nautilus Poplar LLC 1775 Sherman Street, Suite 1950 Denver, Colorado 80203 “Guarantor”: Magellan Petroleum Corporation 1775 Sherman Street, Suite 1950 Denver, Colorado 80203 1. Guaranty. FOR VALUE RECEIVED, and to induce West Texas State Bank (“Lender”) to make loans or advances or to extend credit or other financial accommodations or benefits, with or without security, to or for the account of Borrower pursuant to the Loan Agreement (as hereinafter defined) and the other Loan Documents (as hereinafter defined), the undersigned “Guarantor” hereby becomes surety for and irrevocably and unconditionally guarantees to Lender prompt payment when due, whether by acceleration or otherwise, of any Liabilities and Obligations (as hereinafter defined) of Borrower to Lender. This Unlimited Guaranty (as amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”) is cumulative to and does not supersede any other guaranties of any of the Liabilities and Obligations. This Guaranty is continuing and is unlimited as to all principal plus interest owing at any time, plus reasonable out-of-pocket attorney’s fees, costs and expenses of collection incurred and/or the cost of the enforcement of rights in enforcing this Guaranty (including, without limitation, any liability arising from failure to comply with any state or federal laws, rules and regulations concerning the control of hazardous waste or substances at or with respect to any real estate securing any loan guaranteed hereby), plus interest on such attorney’s fees and cost of collection, during the continuance of an Event of Default (as defined in the Loan Agreement). Guarantor unconditionally guarantees the prompt and complete compliance by Borrower of all Obligations of Borrower (as defined in the Loan Agreement). The undertakings of Guarantor hereunder are independent of the Obligations of Borrower and a separate action or actions for payment, damages or performance may be brought or prosecuted against Guarantor, whether or not an action is brought against Borrower or to realize upon the security for the Obligations, whether or not Borrower is joined in any such action or actions, and whether or not notice is given or demand is made upon Borrower.

  Lender shall not be required to proceed first against Borrower, or any other person or entity, whether primarily or secondarily liable, or against any collateral held by it, before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of this Guaranty any defense of Borrower, with respect to any Liabilities and Obligations. 2. Paragraph Headings, Governing Law and Binding Effect. A. Guarantor agrees that the paragraph headings in this Guaranty are for convenience only and that they will not limit any of the provisions of this Guaranty. B. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS GUARANTY SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF ANOTHER STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES GRANTED HEREIN, THE LAW OF SUCH OTHER STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE. C. ANY SUIT, ACTION OR PROCEEDING AGAINST GUARANTOR WITH RESPECT TO THIS GUARANTY OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT HEREOF, MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, COUNTY OF ECTOR, OR IN THE UNITED STATES COURTS LOCATED IN ECTOR COUNTY, TEXAS AND THE BORROWER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION OR PROCEEDING. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN SAID COURT BY THE MAILING THEREOF BY LENDER BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO GUARANTOR, AS APPLICABLE, AT THE ADDRESS FOR NOTICES AS PROVIDED IN THE LOAN AGREEMENT. GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY BROUGHT IN THE COURTS LOCATED IN THE STATE OF TEXAS, COUNTY OF ECTOR, AND HEREBY FURTHER IRREVOCABLY

  WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. 3. Definitions. A. “Guarantor” shall mean Guarantor. B. “Loan Agreement” shall mean that certain Loan Agreement dated as of the date of this Guaranty by and between Borrower, Guarantor and Lender, as amended, restated, supplemented or otherwise modified from time to time. C. “Loan Documents” shall have the meaning given in the Loan Agreement. D. “Liabilities and Obligations” shall mean the following: (i) the due and prompt payment by Borrower of: (x) the principal of and interest at the rate specified in the Loan Agreement on the Loans, when and as due, whether at scheduled maturity, date set for prepayment, by acceleration or otherwise, and (y) all other monetary obligations of Borrower to Lender under the Loan Documents, when and as due, including fees, costs, expenses (including, without limitation, reasonable out-of-pocket fees and expenses of counsel incurred by Lender in enforcing any rights under this Guaranty or any other Loan Document), contract causes of action and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding); and (ii) the due and prompt performance of all covenants, agreements, obligations and liabilities of Borrower and Guarantor under or in respect of the Loan Documents. E. “Note” shall mean that certain Promissory Note (Revolving Line of Credit Note) dated as of the date of this Guaranty by and between Borrower and Lender having an original principal commitment amount of $8,000,000.00, as amended, restated, supplemented or otherwise modified from time to time. 4. Waivers by Guarantor. Except as expressly set forth in any Loan Agreement, Guarantor waives notice of acceptance of this Guaranty, notice of any Liabilities and Obligations to which it may apply, presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities and Obligations, notice of intent to accelerate, notice of acceleration, and notice of any suit or the taking of other action by Lender against Borrower or any other person (other than Guarantor), any applicable statute of limitations and any other notice to any party liable on any Loan Document (other than Guarantor).

  Guarantor also hereby waives, until payment in full of the Liabilities and Obligations (other than contingent indemnification obligations for which no claim has been asserted), any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any other Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Borrower or against any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. Guarantor also waives the benefits of any provision of law requiring that Lender exhaust any right or remedy, or take any action, against Borrower, any Guarantor, any other person and/or property including but not limited to the provisions of the Texas Civil Practice and Remedies Code §17.001, Texas Rules of Civil Procedure Rule 31 and the Texas Business and Commerce Code Chapter 34, as amended, or otherwise. Lender may at any time and from time to time without notice to Guarantor (except as required by law), without incurring responsibility to Guarantor, without impairing, releasing or otherwise affecting the Liabilities and Obligations of Guarantor, in whole or in part, and without the indorsement or execution by Guarantor of any additional consent, waiver or guaranty: (a) change the manner, place or terms of payment, or change or extend the time of or renew, or change any interest rate or alter any Liabilities and Obligations or installment thereof, or any security therefor (other than the Pledged Collateral); (b) loan additional monies or extend additional credit to Borrower under the Loan Documents, with or without security, thereby creating new Liabilities and Obligations the payment or performance of which shall be guaranteed hereunder, and this Guaranty herein made shall apply to the Liabilities and Obligations as so changed, extended, surrendered, realized upon or otherwise altered; (c) during the continuance of an Event of Default, sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities and Obligations and any offset there against; (d) exercise or refrain from exercising any rights against Borrower or others (including Guarantor) or act or refrain from acting in any other manner, in each case in accordance with the terms of the Loan Documents; (e) settle or compromise any Liabilities and Obligations or any security therefor and subordinate the payment of all or any part thereof to the payment of any Liabilities and Obligations of any other parties primarily or secondarily liable on any of the Liabilities or Obligations; (f) release or compromise any Liabilities and Obligations of Guarantor hereunder or any Liabilities and Obligations of any other parties primarily or secondarily liable on any of the Liabilities and Obligations; or (g) apply any sums from any sources to any Liabilities and Obligations without regard to any Liabilities and Obligations remaining unpaid in accordance with the terms of the Loan Documents. 5. Subordination. Guarantor agrees that it will not demand, take or receive from Borrower, by set-off or in any other manner, payment of any debt, now and at any time or times hereafter owing by Borrower to Guarantor unless there are no then outstanding Loans.

  6. Waivers by Lender. No delay on the part of Lender in exercising any of its options, powers or rights, and no partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of Guarantor to Lender in any other respect at any other time. 7. Termination. This Guaranty shall be binding on Guarantor until the earlier of (i) termination of the Loan Agreement and (ii) written notice of revocation signed by Guarantor and approved in writing by Lender in its sole and absolute discretion, notwithstanding change in name, location, composition or structure of, or the dissolution, termination or increase, decrease or change in personnel, owners or partners of Borrower or Guarantor. No notice of revocation or termination hereof shall affect in any manner rights arising under this Guaranty with respect to Liabilities or Obligations that shall have been committed, created, contracted, assumed or incurred prior to receipt of such written notice pursuant to any agreement entered into by Lender prior to receipt of such notice. . 8. Partial Invalidity and/or Enforceability of Guaranty. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document as it may apply to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. In the event Lender is required to relinquish or return any payments, the Pledged Collateral or the proceeds thereof, in whole or in part, which had been previously applied to or retained for application against any Liabilities and Obligations, by reason of a proceeding arising under Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors , this Guaranty shall automatically continue to be effective notwithstanding any previous cancellation or release effected by Lender to the extent of such relinquished or returned payments, Pledged Collateral and/or proceeds. 9. Change of Status. Guarantor will not become a party to a merger or consolidation with any other company, except where Guarantor is the surviving corporation or entity, and all covenants under this Guaranty are assumed by the surviving entity. Further, Guarantor may not change its legal structure, without the written consent of Lender and all covenants under this Guaranty are assumed by the new or surviving entity. Guarantor further agrees that this Guaranty shall be binding, legal and enforceable against Guarantor in the event Borrower changes its name, status or type of entity. 10. Financial and Other Information. Guarantor agrees to furnish to Lender financial statements as set out in the Loan Agreement and any and all other financial information and any other information regarding Guarantor and/or the Pledged Collateral reasonably requested in writing by Lender within ten (10) Business Days of the date of such request. Guarantor has made an independent investigation of the financial condition and affairs of

  Borrower prior to entering into this Guaranty, and Guarantor will continue to make such investigation; and in entering into this Guaranty Guarantor has not relied upon any representation of Lender as to the financial condition, operation or creditworthiness of Borrower. Guarantor further agrees that Lender shall have no duty or responsibility now or hereafter to make any investigation or appraisal of Borrower on behalf of Guarantor or to provide Guarantor with any credit or other information which may come to its attention now or hereafter. 11. Notices. Notices given under this Guaranty shall be given in accordance with Section 10 {Notices} of the Loan Agreement. 12. Guarantor Duties. Guarantor shall upon notice or demand by Lender promptly and with due diligence pay and perform all Liabilities and Obligations for the benefit of Lender in the event of the occurrence and continuance of any Event of Default under any Loan Documents. 13. Remedies. During the continuance of an Event of Default as a result of Guarantor failing to fulfill its duty to pay and perform all Liabilities and Obligations as required hereunder, Lender shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law, and without limiting the generality of the foregoing, Lender may, at its option and without notice or demand: (a) declare any Liabilities and Obligations due and payable at once; (b) take possession of the Pledged Collateral and/or any collateral pledged by Borrower wherever located, and sell, resell, assign, transfer and deliver all or any part of the Pledged Collateral and/or said collateral of Borrower at any public or private sale or otherwise dispose of any or all of the Pledged Collateral and/or such collateral of Borrower in its then condition, for cash or on credit or for future delivery, and in connection therewith Lender may impose reasonable conditions upon any such sale, and Lender, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the Pledged Collateral and/or said collateral of Borrower to be sold, free from and discharged of all trusts, claims, rights or redemption and equities of Borrower or Guarantor whatsoever; Guarantor acknowledges and agrees that the sale of the Pledged Collateral and/or any collateral of Borrower through any nationally recognized broker-dealer, investment banker or any other method common in the securities industry shall be deemed a commercially reasonable sale under the applicable uniform commercial code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided herein or in any other Loan Document; and (c) set-off against the Liabilities and Obligations of Guarantor all money owed by Lender or any of its affiliates in any capacity to Guarantor whether or not due. 14. Attorney Fees, Cost and Expenses. Guarantor shall pay all costs of collection and reasonable out-of-pocket attorney’s fees, including reasonable out-of-pocket attorney’s fees in connection with any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or otherwise, in each case incurred or paid by Lender in enforcing the payment of any Liabilities and Obligations during the continuance of an Event of Default in accordance with the terms hereof and the other Loan Documents or defending this Guaranty. 15. Collateral. In accordance with the terms of the Loan Agreement, Lender shall have the right to require Guarantor to deliver to Lender, as security for the Liabilities and Obligations, a pledge of all of its right, title and interest in and to all membership interests of Guarantor in Borrower and the certificates, instruments and agreements representing such interests (the “Pledged Collateral”). 16. Preservation of Property. Lender shall not be bound to take any steps necessary to preserve any rights in any property pledged as collateral to Lender to secure Borrower and/or Guarantor’s Liabilities and Obligations as against prior parties who may be liable in connection therewith. Lender, nevertheless, at any time, may during the continuance of an Event of Default (a) take any action it deems appropriate for the care or preservation of such property or of any rights of Borrower and/or Guarantor or Lender therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property pledged as collateral to Lender to secure Borrower and/or Guarantor’s Liabilities and Obligations to Lender; (c) compromise and settle with any person liable on such property; or (d) extend the time of payment or otherwise change the terms of the Loan Documents as to any party liable on the Loan Documents, all without notice to, without incurring responsibility to, and without affecting any of the Liabilities and Obligations of Guarantor. 17. Loan Agreement. This Guaranty is subject to the terms and conditions of the Loan Agreement. All capitalized terms used but not defined herein shall have the meanings given such terms in the Loan Agreement. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK] (signature page follows)

NOTICE

THIS GUARANTY, THE NOTE, THE SECURITY DOCUMENTS AND THE ACCOMPANYING UCC-1 FINANCING STATEMENT AND LOAN AGREEMENT AND/OR ANY AND ALL OTHER LOAN DOCUMENTS EXECUTED AT OR NEAR THE TIME OF THE EXECUTION OF THIS DOCUMENT CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

This Guaranty is dated to be effective as of **September 17, 2014**, although it is executed on the dates set out below.

GUARANTOR:

MAGELLAN PETROLEUM CORPORATION,
a Delaware corporation

EXECUTED on this 17th day of September, 2014

By: ______________________
Antoine Lafargue, Chief Financial Officer

LENDER: (The Lender's signature is provided as its acknowledgment of the above as the final written agreement between the parties.)

WEST TEXAS STATE BANK

EXECUTED on this 17th day of September, 2014

By: ______________________
Les W. Robbins, President-Midland

[Unlimited Guaranty]